UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2003

                            AmeriVest Properties Inc.
        (Exact name of small business issuer as specified in its charter)

            Maryland                       1-14462               84-1240264
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          1780 South Bellaire Street Suite 100, Denver, Colorado 80222
                    (Address of principal executive offices)

                                 (303) 297-1800
                         (Registrant's telephone number)
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Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number    Exhibit Title
--------------    -------------

99.1 Press Release dated May 6, 2003 (including supplemental attachments)

Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition).

      On May 6, 2003, AmeriVest Properties Inc. ("AmeriVest") announced its consolidated financial results for the quarter ended March 31, 2003. A copy of AmeriVest's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by AmeriVest under the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AMERIVEST PROPERTIES INC.

Dated: May 6, 2003

                                                By: /s/ D. Scott Ikenberry
                                                    ---------------------------
                                                    D. Scott Ikenberry
                                                    Chief Financial Officer